UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 28, 2007


                            COMVERSE TECHNOLOGY, INC.

             (Exact name of registrant as specified in its charter)


         NEW YORK                      0-15502                    13-3238402

(State or other jurisdiction         (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)


                               810 Seventh Avenue,
                               New York, New York
                                      10019

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (212) 739-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) DEPARTURE OF CERTAIN OFFICERS.

Effective June 29, 2007, Mr. Paul Robinson's employment as Executive Vice President, Chief Operating Officer and General Counsel of Comverse Technology, Inc. (the "Company") terminated.

(d) ELECTION OF NEW DIRECTORS EXCEPT BY A VOTE OF SECURITY HOLDERS.

On June 28, 2007, Mr. Theodore H. Schell resigned from the Audit Committee of the Board of Directors of the Company (the "Board") and was appointed as a member of the Board's Corporate Governance and Nominating Committee. Mr. Schell, who has been an independent director of the Company since December 2006, also continues to serve as a member of the Compensation Committee of the Board. In addition, on such date Mr. Augustus K. Oliver, who has been an independent director of the Company since May 2007, was appointed as a member of the Audit Committee.

(e) COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

In connection with Mr. Robinson's separation from employment, the Company and Mr. Robinson entered into a letter agreement, dated June 28, 2007 (the "Letter Agreement"), which amends the employment agreement between the Company and Mr. Robinson, dated as of July 13, 2006, as amended (the "Robinson Employment Agreement"). The terms of Mr. Robinson's Employment Agreement were disclosed previously in the Company's Current Reports on Form 8-K filed with the Securities and Exchange Commission ("SEC") on July 18, 2006, November 22, 2006 and April 27, 2007, and such disclosure is incorporated herein by reference.

The Letter Agreement provides for the termination of Mr. Robinson's employment as Executive Vice President, Chief Operating Officer and General Counsel of the Company effective as of the close of business on June 29, 2007 (the "Separation Date"). Pursuant to the terms of the Letter Agreement, Mr. Robinson agreed to resign as a director of each of Verint Systems Inc. and Ulticom, Inc., majority owned subsidiaries of the Company, and any other subsidiaries of the Company effective on the Separation Date. Mr. Robinson agreed to continue providing, without additional compensation, certain transition services to the Company for a period of up to 30 days following the Separation Date. The Letter Agreement provides for the execution by Mr. Robinson of a release and for the provision of the following severance benefits to Mr. Robinson: a lump sum payment within 30 days following the Separation Date equal to the sum of (i) $515,000, representing 100% of his annual base salary; (ii) $350,000, representing 100% of his maximum annual bonus, (iii) $800,000, representing the unpaid portion of his special retention bonus, (iv) $145,833, representing a pro-rata bonus for fiscal 2007 based on his maximum annual bonus and (v) $79,231, representing accrued vacation pay; the Company's payment of applicable premiums for COBRA health insurance benefits during the 18-month period following the Separation Date; and the immediate vesting of all outstanding, unvested stock options and deferred stock held by Mr. Robinson on the Separation Date.

The summary of the Letter Agreement set forth in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the file text of the Letter Agreement attached to this Current Report as Exhibit
10.1 and incorporated by reference herein.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d)     EXHIBITS

     Exhibit No.                                 Description
     -----------                                 -----------
        10.1 Letter Agreement between the Company and Paul Robinson, dated June 28, 2007.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               COMVERSE TECHNOLOGY, INC.


Date:  June 29, 2007                           By: /s/  Shefali A. Shah
                                                   -----------------------------
                                               Name:   Shefali A. Shah
                                               Title:  Associate General Counsel
                                                       and Assistant Secretary

















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                                  EXHIBIT INDEX


Exhibit No.                                     Description
-----------                                     -----------
  10.1 Letter Agreement between the Company and Paul Robinson, dated June 28, 2007.














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